UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): April 22, 2008
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 7.01 Regulation FD Disclosure
On April 21, 2008, MedCath Corporation (MedCath), issued a press release to announce preliminary results for the second quarter ending March 31, 2008 as well as a Revised 2008 Outlook. A copy of the press release is included as Exhibit 99.1. Exhibit 99.2 contains the original forecast for Dayton Heart Hospital which was included in MedCath’s original 2008 Outlook released in November 2007. MedCath announced that it intends to sell Dayton Heart Hospital so it has been excluded from the revised 2008 Outlook. MedCath believes providing this information may be helpful in determining the impact of the exclusion of Dayton Heart Hospital from the Revised 2008 Outlook.
Included in the press release and the supplemental financial information issued by the Company and furnished herewith as Exhibits 99.1, 99.2 and 99.3 are certain non-GAAP financial measures, including Adjusted EBITDA. Adjusted EBITDA represents MedCath’s income from continuing operations before interest expense; loss on early extinguishment of debt; income tax expense; depreciation; amortization; impairment of long-lived assets; share-based compensation expense; loss (gain) on disposal of property, equipment and other assets; interest and other income, net; equity in net earnings of unconsolidated affiliates; minority interest share of earnings of consolidated subsidiaries; and pre-opening expenses. MedCath’s management uses Adjusted EBITDA to measure the performance of the company’s various operating entities, to compare actual results to historical and budgeted results, and to make capital allocation decisions. Management provides Adjusted EBITDA to investors to assist them in performing their analyses of MedCath’s historical operating results. Further, management believes that many investors in MedCath also invest in, or have knowledge of, other healthcare companies that use Adjusted EBITDA as a financial performance measure. Because Adjusted EBITDA is a non-GAAP measure, Adjusted EBITDA, as defined above, may not be comparable to other similarly titled measures of other companies. MedCath has included a supplemental schedule with the financial statements that accompanies this press release that reconciles historical Adjusted EBITDA to MedCath’s income from continuing operations.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1	Press Release dated April 21, 2008

Exhibit 99.2	Forecast for Dayton Heart Hospital as included in the original 2008 Outlook for the fiscal year ended September 30, 2008

Exhibit 99.3	Supplemental Financial Disclosure — Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: April 22, 2008	By:	/s/ James A. Parker
James A. Parker
Interim Chief Financial Officer